                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                                 __X__
Filed by a Party other than the Registrant              _____

Check the appropriate box:

_____  Preliminary Proxy Statement

_____  Confidential, for use of the Commission Only (as permitted by
          Rule 14a-6(e)(2)

__X__  Definitive Proxy Statement

_____  Definitive Additional materials

_____  Soliciting Material Pursuant to ss.240.14a-l l(c) or ss.240.14a-12

--------------------------------------------------------------------------------

          AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

__X__  No fee required.

_____  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

_____  Fee paid previously with preliminary materials.

Proxy Statement

August 22, 2001

CALIFORNIA HIGH-YIELD MUNICIPAL FUND

IMPORTANT VOTING INFORMATION INSIDE!

[american century logo and text logo (reg.sm)]

Proposal 1: Change California High-Yield Municipal
 from a Diversified Fund to a Non-Diversified Fund .........................   7
Other Matters ..............................................................   8

                                                   American Century Investments

                  American Century Investment Management, Inc.
                                P.O. Box 491200
                        Kansas City, Missouri 64141-6200

August 22, 2001

Dear American Century Shareholder,

I am writing to inform you of the upcoming Special Meeting of the shareholders of the American Century California High-Yield Municipal fund to be held on
Friday, November 16, 2001. At this meeting, you are being asked to vote on an important proposal affecting your fund.

Please don't put these materials aside thinking that you will return to them at another time. If shareholders do not return their proxies, additional expenses must be incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE
A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

The Board of Trustees of your fund has unanimously approved this proposal and recommends a vote "FOR" it. If you have any questions regarding the issues to be voted on or need assistance completing your proxy card, please contact us at
1-800-331-8331. For business, not-for-profit, and employer-sponsored retirement accounts, please call 1-800-345-3533, ext. 5004.

To more efficiently handle this proxy solicitation, we have hired Alamo Direct to act as our proxy solicitor. They might be calling you during the solicitation process to ask if you have questions or concerns about the voting process and to assist you with your vote.

I appreciate your consideration of this important proposal. Thank you for investing with American Century and for your continued support.

Sincerely,

/*/Randy Merk
Randall W. Merk
President and Chief Investment Officer

Proxy/Prospectus Statement                                                     1

PROXY STATEMENT SUMMARY

The following Q&A is a brief summary of the proposals to be considered at the
Special Meeting. The information below is qualified in its entirety by more detailed information contained elsewhere in this proxy statement. Please read all the enclosed proxy materials before voting. PLEASE REMEMBER TO VOTE YOUR
SHARES AS SOON AS POSSIBLE. If enough shareholders return their proxy cards soon, additional costs for follow-up mailings and phone calls may be avoided.

WHEN WILL THE SPECIAL MEETING BE HELD? WHO IS ELIGIBLE TO VOTE?

The meeting will be held on Friday, November 16, 2001, at 10 a.m. Central time at American Century's offices at 4500 Main Street, Kansas City, Missouri. This will be a business meeting only. There will be no presentations about the funds.
The record date for the meeting is the close of business on August 10, 2001.
Only shareholders who own shares of the fund on the record date are entitled to vote at the meeting.

WHY IS THE FUND HAVING A SPECIAL MEETING?

California High-Yield Municipal Fund is currently a diversified fund as defined in the Investment Company Act of 1940. This means that, with respect to 75% of its total assets, the fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer.

If the proposal is approved, however, California High-Yield would be managed as a non-diversified fund. Nondiversified means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. To meet federal tax requirements for qualification as a regulated investment company, a non-diversified management investment company may have no more than 25% of its total assets invested in the securities (other than U.S. government securities or the shares of other regulated investment companies) of any one issuer and must invest 50% of its total assets under the 5% of its assets and 10% of outstanding voting securities test applicable to diversified funds.

An investment in a fund that is non-diversified entails greater risk than an investment in a diversified fund. When a fund is non-diversified, there is no limit on the percentage of assets that can be invested in any single issuer. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the fund's portfolio.

Because the proposal constitutes a change to a fundamental investment policy of the fund, shareholder approval is required for the change.

A complete description of the proposed change begins on page 7.

WILL THIS CHANGE SUBSTANTIALLY AFFECT THE WAY CALIFORNIA HIGH-YIELD MUNICIPAL
FUND IS MANAGED?

Yes. The fund will continue to seek safety of principal and high current income that is exempt from federal and California taxes by investing in long- and intermediate- term debt securities with income payments exempt from such taxes.
The fund will continue to invest in securities rated below investment grade, including so-called

2                                                 American Century Investments

junk bonds and bonds that are in technical or monetary default. The issuers of these securities often have short financial histories or questionable credit or have had and may continue to have problems making interest and principal payments. If the proposal is approved, however, the fund will be permitted to invest a higher percentage of its assets in these securities issued by a single issuer. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the fund's portfolio.

The team that manages California High-Yield Municipal Fund, led by Steven
Permut, Vice President, Director of Municipal Research and Portfolio Manager,
will continue to manage the fund if the proposed change is approved.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The Trustees unanimously recommend that you vote "FOR" the proposal.

WHEN WILL THE CHANGE TAKE EFFECT IF IT IS APPROVED?

If approved, the proposed change will be effective on December 3, 2001.

WHO IS ASKING FOR MY VOTE?

Your Board of Trustees is asking you to sign and return the enclosed proxy card so your votes can be cast at the Special Meeting. In the event the meeting is adjourned, these proxies also would be voted at the reconvened meeting.

HOW DO I VOTE MY SHARES?

We've made it easy for you. You can vote online, by phone, by mail or by fax. To vote online, access the Web site listed on your proxy card (you will need the control number that appears on the right-hand side of your proxy card). To vote by telephone, call the toll-free number listed on your proxy card (you will need the control number that appears on the right-hand side of your proxy card). To vote by mail, complete, sign and send us the enclosed proxy voting card in the enclosed postage-paid envelope. To vote by fax, send your fax to the toll-free number listed on your proxy card.

Your shares will be voted EXACTLY as you tell us. If you simply sign the enclosed proxy card and return it, we will follow the recommendation of your
Board of Trustees and vote it "FOR" the proposal. You also may vote in person at the meeting on Friday, November 16, 2001.

IF I SEND MY PROXY IN NOW, CAN I CHANGE MY VOTE LATER?

Yes! A proxy can be revoked at any time using any of the voting procedures described on your proxy vote card or by attending the meeting and voting in person. EVEN IF YOU PLAN TO ATTEND THE MEETING TO VOTE IN PERSON, WE ASK THAT
YOU RETURN THE ENCLOSED PROXY VOTE CARD. DOING SO WILL HELP US ACHIEVE A QUORUM
FOR THE MEETING.

If you have any questions regarding the proxy statement or need assistance in voting your shares, please call us at 1-800-331-8331. For business, not-for-profit, and employer-sponsored retirement accounts, please call
1-800-345-3533, ext. 5004.

Proxy/Prospectus Statement                                                     3

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          American Century Investments
                                P.O. Box 419200
                        Kansas City, Missouri 64141-6200
                                 1-800-331-8331

                        TO BE HELD ON NOVEMBER 16, 2001

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of the American
Century California High-Yield Municipal fund (the "fund"), a series of American
Century California Tax-Free and Municipal Funds, a Massachusetts business trust
(the "company"), will be held at the company's offices at 4500 Main Street,
Kansas City, Missouri, on Friday, November 16, 2001, at 10 a.m. Central time, for the following purposes:

1.  To approve a proposal to change California High-Yield Municipal fund from a diversified fund to a non-diversified fund; and

2.  To transact such other business as may properly come before the meeting or any adjournment thereof.

This is a Notice and proxy statement for the fund. Please complete, sign and return the enclosed proxy card.

Shareholders of record as of the close of business on August 10, 2001, are the only persons entitled to notice of and to vote at the meeting and any adjournments thereof. Your attention is directed to the attached proxy statement.

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided so you will be represented at the meeting.

THE COMPANY'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE
"FOR" THE PROPOSALS.

August 22, 2001

BY ORDER OF THE BOARD OF TRUSTEES

/*/David Tucker
David C. Tucker
Senior Vice President

4                                                 American Century Investments

DETAILED DISCUSSION OF PROXY ISSUES

August 22, 2001

The enclosed proxy is solicited by the Board of Trustees of American Century
California Tax-Free and Municipal Funds in connection with a Special Meeting of shareholders of the American Century California High-Yield Municipal fund. The
Special Meeting will be held Friday, November 16, 2001, at American Century's offices at 4500 Main Street, Kansas City, Missouri, at 10 a.m. Central time, and any adjournments thereof. In this proxy statement, the investment company will be referred to as the "company." The series of capital stock of the company for which the special meeting is called, the American Century California High-Yield
Municipal fund, will be referred to as the "fund."

The costs of soliciting proxies, including the cost of preparing and mailing the notice of meeting and this proxy statement, will be paid by American Century
Investment Management, Inc., the fund's investment manager (referred to in the proxy statement as "ACIM"). This notice of meeting and proxy statement are first being mailed to shareholders on or around August 22, 2001. ACIM, at its expense, has hired the proxy solicitation firm of Alamo Direct to help solicit proxies for the meeting. Supplemental solicitations for the meeting may be made by Alamo
Direct or by ACIM, either personally or by mail, telephone or facsimile.

VOTING OF PROXY. If you vote your proxy now, you may revoke it before the meeting using any of the voting procedures described on your proxy vote card or by attending the meeting and voting in person. Unless revoked, proxies that have been returned by shareholders without instructions will be voted in favor of all proposals. In instances where choices are specified on the proxy, those proxies will be voted as the shareholder has instructed.

The fund is divided into two classes. Both classes of shares of the fund have identical voting rights, except where a proposal affects only one class. Where a proposal affects only one class, only that class gets to vote on the proposal.
Because the proposals affect both classes of the fund equally, the classes will not have separate votes. The number of outstanding votes of the fund, as of the close of business on July 13, 2001, is:

   California High-Yield Municipal           324,640,287

Because the record date is August 10, 2001, the total number of votes by class at the meeting may be different.

Only those shareholders owning shares as of the close of business on August 10,
2001, may vote at the meeting or any adjournments thereof. Each share of the fund gets one vote for each dollar of the fund's net asset value the share represents. If a proposal being considered at the Special Meeting does not receive enough "FOR" votes by November 16, 2001, to constitute approval of the proposal, the named proxies may propose adjourning the Special Meeting to allow the gathering of more proxy votes. An adjournment requires a vote "FOR" by a majority of the votes present at the meeting (whether in person or by proxy).
The named proxies will vote the "FOR" votes they have received in favor of the adjournment, and any "AGAINST" or "ABSTAIN" votes will count as votes against adjournment.

Proxy/Prospectus Statement                                                     5

Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot vote on a proposal because instructions have not been received from the beneficial owners) will be counted as "present" for purposes of determining whether or not a quorum is present for the meeting. Abstentions and broker non-votes will, however, be considered to be votes "AGAINST" the proposals.

QUORUM. A quorum is the number of shareholders legally required to be at a meeting in order to conduct business. The quorum for the Special Shareholders
Meeting is 40% of the outstanding shares of the fund entitled to vote at the meeting. Shares may be represented in person or by proxy. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the meeting for the purposes of determining the existence of a quorum for the transaction of business. If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes are not received to approve the proposals, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies.
Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies for which they are required to vote FOR the proposals in favor of such adjournments, and will vote those proxies for which they are required to vote AGAINST such proposals against any such adjournments.

SHAREHOLDER VOTE REQUIRED. Approval of the proposals requires the affirmative vote of holders of a majority of the outstanding shares of the fund. For this purpose, the term "majority of the outstanding shares" means the vote of (i) 67%
or more of the shares of the fund present at the meeting, so long as the holders of more than 50% of the fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the fund, whichever is less.

In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of convening the meeting. Abstentions and broker non-votes will, however, be considered to be a vote against the proposals.

COST OF PROXY SOLICITATION. The cost of the proxy solicitation and shareholder meeting will be borne by ACIM and NOT by the shareholders of the fund.

INVESTMENT MANAGER. American Century Investment Management, Inc. is the fund's investment manager. American Century Services Corporation provides the fund with transfer agency services. Both companies are wholly owned subsidiaries of
American Century Companies, Inc. The mailing address for American Century and the fund is P.O. Box 419200, Kansas City, Missouri 64141-6200.

DISTRIBUTOR. American Century Investment Services, Inc. ("ACIS") is the fund's principal underwriter. ACIS's mailing address is P.O. Box 419200, Kansas City,
Missouri 64141-6200.

ANNUAL REPORT. The fund will furnish, without charge, a copy of its most recent annual report and semiannual report upon request. To request these materials, please call American Century at 1-800-331-8331.

6                                                 American Century Investments

SHARE OWNERSHIP

The following table sets forth, as of the close of business as of July 13, 2001, the share ownership of those shareholders known by ACIM to own more than 5% of the fund's outstanding shares.

                                        Number of         Percent of
Name and Address of Record Owner        Shares Owned      Outstanding Shares
--------------------------------------------------------------------------------
Investor
    Charles Schwab & Co.                9,075,075         27%
    San Francisco, California

As of July 13, 2001, the officers and directors of the funds, as a group, owned less than 1% of the fund's outstanding shares.

PROPOSAL 1: CHANGE CALIFORNIA HIGH-YIELD MUNICIPAL FROM A DIVERSIFIED FUND TO A
NON-DIVERSIFIED FUND

California High-Yield Municipal Fund is currently a diversified fund as defined in the Investment Company Act of 1940. This means that, with respect to 75% of its total assets, the fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer.

If the proposal is approved, however, California High-Yield would be managed as a non-diversified fund. Non-diversified means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. To meet federal tax requirements for qualification as a regulated investment company, a non-diversified management investment company may have no more than 25% of its total assets invested in the securities (other than U.S. government securities or the shares of other regulated investment companies) of any one issuer and must invest 50% of its total assets under the 5% of its assets and 10% of outstanding voting securities test applicable to diversified funds.

An investment in a fund that is non-diversified entails greater risk than an investment in a diversified fund. When a fund is non-diversified, there is a higher limit on the percentage of assets that can be invested in any single issuer. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the fund's portfolio.

Because the proposal constitutes a change to a fundamental investment policy of the fund, shareholder approval is required for the change.

ACIM recommended this change as a defensive measure to allow the fund to invest greater amounts in higher-quality, more liquid issues during times of market uncertainty.

Proxy/Prospectus Statement                                                     7

The fund will continue to seek safety of principal and high current income that is exempt from federal and California taxes by investing in long- and intermediate-term debt securities with income payments exempt from such taxes.
The fund will continue to invest in securities rated below investment grade, including so-called junk bonds and bonds that are in technical or monetary default. The issuers of these securities often have short financial histories or questionable credit or have had and may continue to have problems making interest and principal payments. If the proposal is approved, however, the fund will be permitted to invest a higher percentage of its assets in these securities issued by a single issuer. This means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers.
Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
PROPOSAL.

OTHER MATTERS

OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING

The Board of Trustees knows of no other business to be brought before the meeting. However, if any other matters are properly brought before the meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF SHAREHOLDER PROPOSALS

The fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Charles A. Etherington, Vice
President, American Century Investments, P.O. Box 419200, Kansas City, Missouri
64141-6200.

NOTICE TO BANKS, BROKER-DEALERS, AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the fund, in care of American Century Investments, P.O. Box
419200, Kansas City, Missouri 64141-6200, whether other people are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the proxy statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

August 22, 2001

/*/David Tucker
David C. Tucker
Vice President

8                                                 American Century Investments

NOTES

Proxy/Prospectus Statement                                                     9

SH-BKT-26484   0108

FORM OF PROXY

EVERY SHAREHOLDER'S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and either return it in the enclosed envelope to: American Century Investments, c/o Proxy
Tabulator, P.O. Box 9043, Smithtown, NY 11787-9831 or fax both sides to
1-888-796-9932. If you prefer, you can vote online at
https://vote.proxy-direct.com or by telephone at 1-800-597-7836. This proxy will not be voted unless it is dated and signed exactly as instructed on this card.

                  Please detach at perforation before mailing.

PROXY                          [FUND NAME DROP IN]                   PROXY
       (A Series of American Century California Tax-Free and Municipal Funds)
               SPECIAL MEETING OF SHAREHOLDERS - November 16, 2001

This Proxy is solicited on behalf of the Board of Directors of American Century
Premium Reserves, Inc. and relates to a proposal that applies to Fund listed above. By signing below, I (we) appoint as proxies Charles A. Etherington,
Charles C.S. Park, Janet A. Nash, Brian L. Brogan, and Otis H. Cowan and each of them (with power of substitution) to vote for the undersigned all shares of common stock I (we) own in the fund. The authority I am (we are) granting applies to the above-referenced meeting and any adjournments of that meeting, with all the power I (we) would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company or the series or class, as applicable.

                              VOTE BY INTERNET: https://vote.proxy-direct.com
                              VOTE BY TELEPHONE: 1-800-597-7836
                              CONTROL NUMBER:

                              If shares are held by an individual,
                              sign your name exactly as it appears
                              on this card. If shares are held
                              jointly, either party may sign, but
                              the name of the party signing should
                              conform exactly to the name shown on
                              this proxy card. If shares are held
                              by a corporation, partnership or
                              similar account, the name and the
                              capacity of the individual signing
                              the proxy card should be indicated -
                              for example: "ABC Corp.,
                              John Doe, Treasurer."

                              X
                              --------------------------------------------------
                              Signature                                  Date
                              X
                              --------------------------------------------------
                              Signature of joint owner, if any           Date
                              X

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
REQUIRED IF MAILED IN THE U.S.
                            (Please see reverse side)

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Please detach at perforation before mailing.

Please indicate your vote by marking the appropriate box below. Example:
The Board of Directors recommends a vote "FOR" the proposal.

                                                                    FOR  AGAINST  ABSTAIN

1.  Approval of proposal to classify fund as non-diversified as     / /    / /      / /
         described in the proxy statement.

IMPORTANT: PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY.